SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 24, 2003


                             TIER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




          California                     000-23195               94-3145844
(State or other jurisdiction of         (Commission            (IRS Employer
        incorporation)                  File Number)        Identification No.)

      2001 N. Main Street, Suite 500                                94596
         Walnut Creek, California                                 (Zip Code)
(Address of principal executive offices)

                                 (925) 937-3950
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

    99.1     Press release of the Registrant dated April 24, 2003.

Item 9. Regulation FD Disclosure (The information contained in this Item 9 is being furnished pursuant to "Item 12. Results of Operations and Financial Condition")

     The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with the Securities and Exchange Commission's Release Nos. 33-8216 and 34-47583.

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Commission.

     On April 24, 2003, the registrant issued a press release announcing its financial results for the second quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TIER TECHNOLOGIES, INC.



                                    By: /s/ Laura B. DePole
                                        --------------------
                                        Laura B. DePole
                                        Chief Financial Officer


Date: April 24, 2003

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Exhibit No.                                 Description
-----------                          -------------------------

99.1                   Press release of the registrant dated April 24, 2003.